Exhibit 99.9

CenturyLink™

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 19, 2010.**

### Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/CTL1**
- Follow the steps outlined on the secured website.

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

## Special Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors of the Company recommends that you vote FOR Items 1 and 2 listed below.

Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to any of the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast in accordance with the Board's recommendations.

**1. A proposal to approve the issuance of shares of CenturyLink common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of April 21, 2010, by and among Qwest Communications International Inc., the Company, and SB44 Acquisition Company, as such agreement may be amended from time to time.**

| | For | Against | Abstain | | For | Against | Abstain |
|---|---|---|---|---|---|---|---|
| A. *Undersigned's Allocable Votes:* | ☐ | ☐ | ☐ | B. *Undersigned's Proportionate Votes:* | ☐ | ☐ | ☐ |

**2. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the proposal to issue CenturyLink common stock in connection with the merger.**

| | For | Against | Abstain | | For | Against | Abstain |
|---|---|---|---|---|---|---|---|
| A. *Undersigned's Allocable Votes:* | ☐ | ☐ | ☐ | B. *Undersigned's Proportionate Votes:* | ☐ | ☐ | ☐ |

**3. The Trustee is hereby directed to authorize the Company's proxies to vote in their discretion upon such other business as may properly come before the Meeting.**

### B Non-Voting Items

**Change of Address** — Please print new address below.

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears herein. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

1 U P X 0 2 6 3 4 7 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

017W2E

3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 VOTING INSTRUCTIONS — CENTURYLINK UNION 401(k) PLAN AND TRUST The undersigned, acting as a “named fiduciary” of the above-referenced plan of CenturyLink, Inc., as amended (the “Plan”), hereby instructs T. Rowe Price Trust Company (the “Trustee”), as directed trustee of the Plan, to vote at the special meeting of shareholders of CenturyLink, Inc. (the “Company”) to be held on August 24, 2010, and any and all adjournments thereof (the “Meeting”), in the manner designated herein (i) all shares of the Company’s common stock held by the Trustee and credited to the Plan account of the undersigned as of July 13, 2010, in accordance with the provisions of the Plan (the “Undersigned’s Allocable Votes”) which are listed to the right of the address of the undersigned printed on the other side of this card, and (ii) the number of votes allocable to the undersigned (determined pursuant to a formula specified in the Plan) that are attributable to all shares of the Company’s common stock held by the Trustee as of July 13, 2010, as to which properly executed voting instructions are not timely received prior to the voting deadline specified herein (referred to individually as the “Undersigned’s Proportionate Votes” and collectively with the Undersigned’s Allocable Votes as the “Undersigned’s Votes”). Please mark, sign, date and return these instructions promptly using the enclosed envelope. FOR YOUR VOTES TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY THE CLOSE OF BUSINESS ON AUGUST 19, 2010, OR MUST RECEIVE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THE INTERNET BY THE TIME SPECIFIED ON THE OTHER SIDE OF THIS CARD.

CenturyLink™

000004

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 19, 2010.**

### Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/CTL2**
- Follow the steps outlined on the secured website.

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

### A Proposals — The Board of Directors of the Company recommends that you vote FOR Items 1 and 2 listed below.

Upon timely receipt of these instructions, properly executed, the Undersigned's Votes will be cast in the manner directed. If these instructions are properly executed but no specific directions are given with respect to any of the Undersigned's Allocable Votes or the Undersigned's Proportionate Votes, these votes will be cast in accordance with the Board's recommendations.

+

**1. A proposal to approve the issuance of shares of CenturyLink common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of April 21, 2010, by and among Qwest Communications International Inc., the Company, and SB44 Acquisition Company, as such agreement may be amended from time to time.**

| | For | Against | Abstain | | For | Against | Abstain |
|---|---|---|---|---|---|---|---|
| A. *Undersigned's Allocable Votes:* | ☐ | ☐ | ☐ | B. *Undersigned's Proportionate Votes:* | ☐ | ☐ | ☐ |

**2. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the proposal to issue CenturyLink common stock in connection with the merger.**

| | For | Against | Abstain | | For | Against | Abstain |
|---|---|---|---|---|---|---|---|
| A. *Undersigned's Allocable Votes:* | ☐ | ☐ | ☐ | B. *Undersigned's Proportionate Votes:* | ☐ | ☐ | ☐ |

**3. The Trustees are hereby directed to authorize the Company's proxies to vote in their discretion upon such other business as may properly come before the Meeting.**

### B Non-Voting Items

**Change of Address** — Please print new address below.

### C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears herein. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 J N T

1 U P X 0 2 6 3 4 7 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

017W3F

. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 VOTING INSTRUCTIONS — CENTURYLINK DOLLARS & SENSE 401(k) PLAN AND TRUST The undersigned, acting as a “named fiduciary” of the above-referenced plan of CenturyLink, Inc., as amended (the “Plan”), hereby instructs The Trust Company of Sterne Agee, Inc. and T. Rowe Price Trust Company (the “Trustees”), as directed trustees with respect to shares of the common stock of CenturyLink, Inc. (“Shares”) held by the Trustees in separate accounts in accordance with the Plan, to vote at the special meeting of shareholders of CenturyLink, Inc. (the “Company”) to be held on August 24, 2010, and any and all adjournments thereof (the “Meeting”), in the manner designated herein (i) all Shares held by The Trust Company of Sterne Agee, Inc. and credited to the ESOP, Stock Bonus or PAYSOP accounts of the undersigned as of July 13, 2010, or held by T. Rowe Price Trust Company and credited to the 401(k) accounts of the undersigned as of July 13, 2010, in accordance with the provisions of the Plan and the related trusts referred to therein (the “Undersigned’s Allocable Votes”) which are listed to the right of the address of the undersigned printed on the other side of this card, and (ii) the number of votes allocable to the undersigned (determined in the manner specified in the Plan or the related trusts) that are attributable to all Shares held by the Trustees as of July 13, 2010, as to which properly executed voting instructions are not timely received prior to the voting deadline specified herein (referred to individually as the “Undersigned’s Proportionate Votes” and collectively with the Undersigned’s Allocable Votes as the “Undersigned’s Votes”). Please mark, sign, date and return these instructions promptly using the enclosed envelope. FOR YOUR VOTES TO BE COUNTED, THE TRUSTEES MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY THE CLOSE OF BUSINESS ON AUGUST 19, 2010, OR MUST RECEIVE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THE INTERNET BY THE TIME SPECIFIED ON THE OTHER SIDE OF THIS CARD.

CenturyLink™

C123456789

000004

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

## Electronic Voting Instructions

**You can vote by Internet or telephone!**
**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 19, 2010.**

### Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/CTL3**
- Follow the steps outlined on the secured website.

### Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

## Special Meeting Voting Instruction Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

**A Proposals — The Board of Directors of the Company recommends that you vote FOR Items 1 and 2 listed below.**

Upon timely receipt of these instructions, properly executed, the undersigned's shares will be voted in the manner directed. If these instructions are properly executed but no specific directions are given with respect to the undersigned's shares, these shares will be voted in accordance with the Board's recommendations.

| | For | Against | Abstain |
|---|---|---|---|
| 1. A proposal to approve the issuance of shares of CenturyLink common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of April 21, 2010, by and among Qwest Communications International Inc., the Company, and SB44 Acquisition Company, as such agreement may be amended from time to time. | ☐ | ☐ | ☐ |
| 2. A proposal to approve the adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes for the proposal to issue CenturyLink common stock in connection with the merger. | ☐ | ☐ | ☐ |

3. The Trustee is hereby directed to authorize the Company's proxies to vote in their discretion upon such other business as may properly come before the Meeting.

**B Non-Voting Items**

**Change of Address** — Please print new address below.

**C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name appears herein. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

C 1234567890 JNT

02AV 0263475

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

017W4E

. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 VOTING INSTRUCTIONS — EMBARQ RETIREMENT SAVINGS PLAN / CENTEL RETIREMENT SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES The undersigned, acting as a participant in either or both of the above-referenced retirement plans (collectively, the “Plans”), hereby instructs Fidelity Management Trust Company (the “Trustee”), as directed trustee of the Plans, to vote at the special meeting of shareholders of CenturyLink, Inc. (the “Company”) to be held on August 24, 2010, and any and all adjournments thereof (the “Meeting”), in the manner designated herein, the number of shares of the Company’s common stock credited to the account of the undersigned maintained under either or both of the Plans. If no instructions are timely given, the Trustee will vote, with respect to each Plan, unvoted shares in the same proportion as voted shares regarding each of the matters set forth on the reverse side hereof. Please mark, sign, date and return these instructions promptly using the enclosed envelope. FOR YOUR VOTES TO BE COUNTED, THE TRUSTEE MUST RECEIVE THIS CARD, PROPERLY COMPLETED, BY THE CLOSE OF BUSINESS ON AUGUST 19, 2010, OR MUST RECEIVE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THE INTERNET BY THE TIME SPECIFIED ON THE OTHER SIDE OF THIS CARD.